                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2003




                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                       1-10762                   77-0196707
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)




                      15835 Park Ten Place Drive, Suite 115
                              Houston, Texas 77084
          (Address, including zip code, of principal executive offices)


                                 (281) 579-6700
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

99.1 Press Release dated August 7, 2003, announcing its 2nd quarter results of operations.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 7, 2003, Harvest Natural Resources, Inc. issued a press release (the "Press Release") announcing its 2nd quarter results of operations. The Press Release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Harvest's Quarterly Report on Form 10-Q. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      HARVEST NATURAL RESOURCES, INC.


                                      By: /s/ Kerry R. Brittain
                                      -----------------------------------------
                                          Kerry R. Brittain
                                          Vice President, General Counsel and
Date:    August 7, 2003                   Corporate Secretary




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
                                INDEX TO EXHIBITS


Item
Number         Exhibit
------         -------
99.1           Press Release dated August 7, 2003, announcing its 2nd quarter results of operations.


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